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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-114134) of Santarus, Inc., of our report dated March 17, 2005, with respect to the financial statements and schedule of Santarus, Inc., included in the Annual Report (Form 10-K) for the year ended December 31, 2004.

                                                  /s/ Ernst & Young LLP

San Diego, California
March 21, 2005